UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 23, 2003
                                                 -------------------------------


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
    (as depositor under the Pooling and Servicing Agreement relating to the
                  MASTR Alternative Loan Trust 2003-3 Mortgage
                   Pass-Through Certificates, Series 2003-3)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-101254                 06-1204982
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)            File Number)            Identification No.)


1285 Avenue of the Americas, New York, New York                   10019
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           Other Events
                  ------------


                  Attached as exhibits are certain Computational Materials, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.             Financial Statements and Exhibits
                    ---------------------------------

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.               Description
-----------               -----------
         99               Computational Materials prepared by UBS Warburg LLC in
                          connection with MASTR Alternative Loan Trust 2003-3
                          Mortgage Pass-Through Certificates, Series 2003-3

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MORTGAGE ASSET SECURITIZATION
                                         TRANSACTIONS, INC.


Date: April 23, 2003

                                         By: /s/ Eric Daouphars
                                             ---------------------------
                                             Name:  Eric Daouphars
                                             Title: Director


                                         By: /s/ Steve Warjanka
                                             ---------------------------
                                             Name:  Steve Warjanka
                                             Title: Associate Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                                        Paper (P) or
Exhibit No.                         Description                                         Electronic (E)
-----------                         -----------                                         --------------
99                                  Computational Materials prepared by UBS                   E
                                    Warburg LLC in connection with MASTR
                                    Alternative Loan Trust 2003-3 Mortgage
                                    Pass-Through Certificates, Series 2003-3